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                                                                    EXHIBIT 10.2

                                  SCHAWK, INC.
                          STOCK OPTION GRANT AGREEMENT

GRANTED TO:   GRANT DATE:   NUMBER OF SHARES   OPTION PRICE
-----------   -----------   ----------------   ------------
XXXXXX           XXXXX            XXXX             XXXX

Granted by the Option Committee ("Committee") on _________, pursuant to the 2006 Long-Term Incentive Plan ("Plan").

                               SECTION I - PURPOSE

     The purpose of this Stock Option ("Option") is to compensate for services rendered as an employee of Schawk, Inc. or one of its subsidiaries or divisions (collectively referred to as the "Companies") and to provide an incentive for the continuation of efforts for the success of the Companies.

                            SECTION II - DEFINITIONS

(a)  Participant

     "Participant" means _____________.

(b)  Share

     "Share" means a share of Schawk, Inc. Class A Common stock, $.008 par value.

(c)  Option

     "Option" means the right of the Participant to purchase a specified number of Shares, subject to terms and conditions of the Option.

(d)  Option Date

     "Option Date" means the date upon which the Option is granted to the Participant and shall be _________, 20__.

(e)  Option Price

     "Option Price" is the $____ per Share.

                          SECTION III - ADMINISTRATION

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     The Committee shall have complete authority to construe and interpret this
Option as stated more fully in the Plan. The Committee shall take all steps and make all determinations in connection with the Option and the Option granted thereunder as they may deem necessary or advisable. It is intended that the Option granted hereunder will be an "incentive stock option" under Section 422(b) of the Internal Revenue Code of 1986, as now in force or hereafter amended (hereinafter referred to as the "Code").

                            SECTION IV - STOCK OPTION

     The Companies agree to sell the Participant a total of _____ Shares at $____ per Share subject to the conditions set forth in this Option.

     _____ Shares of authorized but unissued Schawk, Inc. Class A common stock will be reserved as needed for issuance upon the exercise of the options under this Option.

                         SECTION V - GRANTING OF OPTION

     At the _________, 20__ meeting, the Committee approved the granting of an Option to the Participant to purchase _____ Shares under this Option at a price of $____ per Share until _________, 20__, such price being the average of the high and low price of a Share as reported on the New York Stock Exchange for _________, 20__.

                       SECTION VI - CONDITIONS OF OPTIONS

(a)  Unless the Companies have the right to cancel as provided in Section XIV or
     Section XV, __% of the Shares covered under the Option shall be exercisable at _________, 20__, __% at _________, 20__, and ___% at _________, 20__
     (each a "Vested Percentage"). The number of Shares available for purchase pursuant to the Option is as follows:

                                     Cumulative
                  Number of Shares     Shares
Date Option          That Can be     Subject to
Exercisable           Exercised       Exercise
-----------       ----------------   ----------
_________, 20__          XXX             XXX
_________, 20__          XXX             XXX
_________, 20__          XXX             XXX

(b) The term of the Option shall be until _________, 20__, provided the Participant is an employee of the Companies on that date. The Participant shall have the right to exercise his Option to the extent exercisable for a period of three months after termination. All Options shall expire to the extent they are unexercised at the end of the three-month period following such termination.

(c) In the event of the Participant's death during employment, the Participant's estate or other persons who acquire the right to exercise his Options by reason of his death, can exercise his Option to extent exercisable at death within three months after Participant's death.

(d) Pursuant to the requirements of Section 422(d) of the Code, to the extent that the value of any portion of this Option that first becomes exercisable during any calendar year (when aggregated with


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     simultaneously or previously granted options from the Companies that are intended to be "incentive stock options" that also first become exercisable during such calendar year) exceeds $100,000 (determined at the time this Option, and any such aggregated options, are granted), the portion of this Option with a value in excess of $100,000 will not be an "incentive stock option" under Section 422(b) of the Code.

(e) At this time in order to qualify for benefits of Section 422(a) of the Code, the Shares acquired by the Participant pursuant to the exercise of the Option must not be disposed of prior to the expiration of both (i) two years from the Option Date, and (ii) one year from the date Shares were acquired pursuant to this exercise of this Option. The following are not unauthorized disposition of Shares of the Companies: (i) transfers to an estate or by request or inheritance; (ii) transfers pursuant to an insolvency proceeding; (iii) pledge or hypothecation; and (iv) acquisition of the Shares by the Participant and another in joint tenancy.

                SECTION VII - METHOD OF EXERCISING STOCK OPTIONS

     In order to exercise the Option in whole or in part, the Participant shall give written notice to the Companies of his intention to exercise his Option in whole or in part and shall accompany his notice with payment in full, by cash or stock, for such number of Shares. The Participant may also, to the extent permitted by the Committee, exercise the Option pursuant to a cashless exercise program.

     Payment of all or any portion of the Option Price may be made in stock. Payment in Shares may be made by the transfer of Shares owned by the Participant to the extent that such payment does not require surrender of a fractional Share. Shares shall be valued at the average price on the date of the Participant's written notice to the Companies or if not traded on such a date, on the first subsequent date it is traded. The Participant will take all steps required by the Companies to effect such transfer.

                 SECTION VIII - RESTRICTIONS ON STOCK TRANSFERS

     The Committee shall have the right to require the Participant and any or all persons in whose name Shares shall be issued, pursuant to the exercise of an Option, to represent that it is their intention to hold any and all Shares of the Companies purchased pursuant to such Option for investment and not with a view to the distribution or resale thereof or to agree that such Shares will not be sold except in accordance with restrictions or limitations imposed by federal and state securities laws or in any legends restricting transfer of Shares as may be set forth on the certificates representing such Shares.

                       SECTION IX - RIGHTS AS STOCKHOLDER

     The Participant shall have no rights whatsoever as a stockholder with respect to any Shares covered by his Options until the date of the issuance of a stock certificate to him for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.


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                   SECTION X - STOCK OPTIONS NOT TRANSFERABLE

     The Options granted under this Option are not transferable by the Participant other than by will or by the laws of descent and distribution, and are exercisable during the Participant's lifetime only by him. No Option shall be pledged or hypothecated in any way, and no Option shall be subject to execution, attachment or other similar process.

                             SECTION XI - EMPLOYMENT

     Nothing in this Option shall be deemed to grant any right of continued employment or membership on the Board of Directors to the Participant or to limit or waive the Companies' rights to terminate Participant's employment at any time, with or without cause. The stockholders' right to refrain from re-electing a Director-Participant shall not be affected by this Option.

                 SECTION XII - EFFECT OF RECAPITALIZATION, ETC.

     The aggregate number of Shares on which Options are granted thereunder, the number of Shares thereof covered by this Option and the price per Share thereof in this Option shall all be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Companies resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in number of such shares effected without receipt of consideration by the Companies. If the Companies distribute any stock of any subsidiary as a dividend, the Participant shall be given any Option on such subsidiary's stock reflecting this Option on the Companies' stock.

                        SECTION XIII - CHANGE IN CONTROL

     If there is a Change in Control of the Companies (as described in the Plan), all Options granted to the Participant under this Agreement and all un-expired options under prior agreements will become fully vested and immediately exercisable.

               SECTION XIV - THE COMPANIES' RIGHT OF CANCELLATION

     The Companies shall have the right to cancel the Option upon the execution of an agreement to transfer all or substantially all of Schawk, Inc.'s stock or assets, whether by sale, merger, consolidation or otherwise, by payment to the Participant of the fair market value of the Option. As used herein, the fair market value of the Option shall be the difference between the diluted price per Share under such agreement and the exercise price of the Option ($____ per Share) multiplied by the number of Shares to which the Option applies. If such diluted sales price is less than $____ per Share, this Option shall automatically be canceled at such sale closing.

               SECTION XV - CANCELLATION ON EMPLOYMENT TERMINATION

     If the Participant terminates employment with the Company for any reason other than Cause, the Participant will forfeit any Options that are not yet vested. If the Participant's employment is terminated for Cause (as defined below), the Participant's Vested Percentage shall be 0%, and he/she shall forfeit all Options.

     "Cause" means, as determined in the sole discretion of the Committee, a Participant's (1) commission of a felony; (2) dishonesty or misrepresentation involving the Company; (3) serious misconduct in the performance or non-performance of a Participant's responsibilities to the Company; (4) violation of a material


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condition of employment; (5) unauthorized use of trade secrets or confidential information; (6) aiding a competitor of the Company.

     Dated as of the ___ day of _________, 20__.

Schawk, Inc.


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